                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            HealthDesk Corporation
            (Exact name of registrant as specified in its charter)


              California                               94-3165144
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


     2560 Ninth Street, Suite 220
         Berkeley, California                                          94710
(Address of principal executive offices)                            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                   Name of each exchange on which
     to be so registered                   each class is to be registered

       Not Applicable                              Not Applicable


          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction
A.(c)(1), please check the following box.                                  [ ]

          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant
to General Instruction A.(c)(2), please check the following box.           [ ]


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, no par value
                               (Title of class)

                                                                       Form 8-A


Item 1.           Description of Registrant's Securities to be Registered

         The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2, as amended (Commission File No. 333-14519) filed with the Securities and Exchange Commission (the "Form SB-2 Registration Statement") is hereby incorporated by reference.


Item 2.  Exhibits

         The following exhibits are filed as part of this Registration
Statement:

         1. Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.1 of the Registrant's Form SB-2 Registration Statement.

         2. Bylaws, incorporated by reference to Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement.

         3. Registration Rights Agreement dated March 1993 by and among the Registrant and the investors named therein, incorporated by reference to Exhibit 10.3 to the Registrant's Form SB-2 Registration
            Statement.

         4. Form of Registration Rights Agreement between the Registrant and purchasers of the Registrant's Series A Preferred Stock, incorporated by reference to Exhibit 10.4 to the Registrant's Form SB-2 Registration Statement.

         5. Form of Warrant Agreement to be granted to Whale Securities Co., L.P., incorporated by reference to Exhibit 10.8 to the Registrant's Form SB-2 Registration Statement.

         6. Form of Bridge Financing Registration Rights
            Agreement dated October 11, 1996, incorporated by reference to Exhibit 10.9 to the Registrant's Form
            SB-2 Registration Statement.

                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        HealthDesk Corporation

Date:  November 25, 1996


                                        By:  /s/ Timothy S. Yamauchi
                                             ----------------------------------
                                             Timothy S. Yamauchi
                                             Chief Financial Officer, Secretary
                                             and Treasurer

                                                                       Form 8-A

                                 EXHIBIT INDEX



Exhibit                                                          Sequentially
Number                            Exhibit                        Numbered Page
-------                           -------                        -------------





1. Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.1 of the Registrant's Form SB-2 Registration Statement.



2. Bylaws, incorporated by reference to Exhibit 3.2 to the Registrant's Form SB-2 Registration Statement.



3. Registration Rights Agreement dated March 1993 by and among the Registrant and the investors named therein, incorporated by reference to Exhibit 10.3 to the Registrant's Form SB-2 Registration
         Statement.



4. Form of Registration Rights Agreement between the Registrant and purchasers of the Registrant's Series A Preferred Stock, incorporated by reference to Exhibit 10.4 to the Registrant's Form SB-2 Registration Statement.



5.       Form of Warrant Agreement to be granted
         to Whale Securities Co., L.P., incorporated by reference to Exhibit 10.8 to the Registrant's Form SB-2 Registration Statement.



6.       Form of Bridge Financing Registration Rights
         Agreement dated October 11, 1996, incorporated by reference to Exhibit 10.9 to the Registrant's Form
         SB-2 Registration Statement.